Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, John B. Bartlett, Chief Financial Officer of UniFirst Corporation (the “Company”), do hereby certify, to the best of my knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended February 25, 2006 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 6, 2006	By:	/s/ John B. Bartlett
John B. Bartlett,
Chief Financial Officer (Principal Financial Officer)